                                                                     Exbibit 4.1

72955

NUMBER
RC


                             ROTECH HEALTHCARE INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                 SEE REVERSE FOR CERTAIN DEFINITIONS



This
Certifies
that




is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.0001, OF
                             ROTECH HEALTHCARE INC.
                              CERTIFICATE OF STOCK


transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation and any amendment thereto copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    WITNESS the seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:

3.25.02                                                         3.25.02

                             ROTECH HEALTHCARE INC.
                                   CORPORATE
                                      SEAL
                                    DELAWARE




/s/                                       /s/
-------------------------------------     --------------------------------------
SECRETARY                                                              PRESIDENT



                         COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                               (New York, N.Y.)                   TRANSFER AGENT
                                                                   AND REGISTRAR

BY


                                          --------------------------------------
                                                            AUTHORIZED SIGNATURE

                             ROTECH HEALTHCARE INC.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST AND WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common       UNIF GIFT MIN ACT -______Custodian_______
TEN ENT -- as tenants by the                             (Cust)         (Minor)
           entireties                     Uniform Gifts to Minors
JT TEN -- as joint tenants with right
          of survivorship and not as         A   _____________________
          tenants in common                           (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------




--------------------------------------------------------------------------------
         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP OR
                           POSTAL CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        Shares
------------------------------------------------------------------------
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

                                                                      Attorney
----------------------------------------------------------------------
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------------------




                ----------------------------------------------------------------
                THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
     NOTICE: AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:




---------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.